EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AFTERMASTER, INC. (the “Company”) on Form 10-Q for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Larry Ryckman, President and Chief Executive Officer of the Company, and I, Mirella Chavez, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

AFTERMASTER, INC.

Date: February 16, 2016	By:	/s/ Larry Ryckman
Larry Ryckman
President and Chief Executive Officer

AFTERMASTER, INC.

Date: February 16, 2016	By:	/s/ Mirella Chavez
Mirella Chavez
Chief Financial Officer and Chief Accounting Officer